UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 15, 2009

ALYST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33563	20-5385199

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

233 East 69th Street, #6J New York, New York	10021

(Address of Principal Executive Offices)	(Zip Code)

(646) 290-6104

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01 Other Events

Alyst Acquisition Corp. (“Alyst”) issued a press release on May 15, 2009, announcing that its Board of Directors approved June 23, 2009 as the date for a special meeting of stockholders to vote on the proposed business combination with China Networks Media Ltd., a joint-venture provider of broadcast television services in the People’s Republic of China, and has approved May 29, 2009 as the record date for the meeting.  The meeting will take place at 9:30 am at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York.  Definitive proxy materials will be mailed to stockholders of record in due course.

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALYST ACQUISITION CORP.

	By:	/s/ Michael E. Weksel_
Date: May 18, 2009	Name:	Michael E. Weksel
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated May 15, 2009